Exhibit 10.1

Execution Version

FIFTH AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF OCTOBER 7, 2014

AMONG

CARRIZO OIL & GAS, INC.,

AS BORROWER,

THE GUARANTORS PARTY HERETO,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,

AS SOLE LEAD ARRANGER AND BOOKRUNNER

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) dated as of October 7, 2014, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012, that certain Fourth Amendment dated as of October 9, 2013, and as otherwise amended, supplemented or modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fifth Amendment. Unless otherwise indicated, all section and article references in this Fifth Amendment refer to sections and articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02: Section 1.02 is hereby amended by:

(a) adding, amending or restating the following defined terms as follows:

“ ‘Additional Lender’ has the meaning assigned such term in Section 2.07A(b)(i).

‘Additional Lender Agreement’ has the meaning assigned to such term in Section 2.07A(b)(ii)(G).

‘Aggregate Elected Commitment Amount’ at any time shall equal the sum of the Elected Commitment Amounts, as the same may be modified from time to time pursuant to Section 2.07A. As of the Fifth Amendment Effective Date, the Aggregate Elected Commitment Amount is $585,000,000.

‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment to Credit Agreement dated as of September 4, 2012, that certain Third Amendment to Credit Agreement dated as of September 27, 2012, that certain Fourth Amendment to Credit Agreement dated as of October 9, 2013 and that certain Fifth Amendment to Credit Agreement dated as of October 7, 2014, as the same may from time to time be further amended, modified, supplemented or restated.

‘Applicable Percentage’ means, with respect to any Lender, the percentage of the Aggregate Elected Commitment Amount represented by such Lender’s Elected Commitment Amount as such percentage is set forth on Annex I; provided that if the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Credit Exposures then outstanding.

‘Commitment’ means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and Section 2.07A and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b), and “Commitments” means the aggregate amount of the Commitments of all Lenders. The amount representing each Lender’s Commitment shall at any time be the least of such Lender’s: (i) Maximum Credit Amount, (ii) Elected Commitment Amount and (iii) Applicable Percentage of the then effective Borrowing Base.

‘Elected Commitment Amount’ means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Elected Commitment Amount”, as the same may be modified from time to time pursuant to Section 2.07A.

‘Elected Commitment Amount Increase Agreement’ has the meaning assigned to such term in Section 2.07A(b)(ii)(F).

‘Indentures’ means the indentures, supplemental indentures or other agreements under or pursuant to which any Senior Notes are issued.

‘LC Commitment’ at any time means Thirty Million dollars ($30,000,000) or, if less, the total Commitments.

‘Maximum Credit Amount’ means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amount”, as such amount may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), (b) increased from time to time pursuant to Section 2.07(A)(b) or (c) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

‘Senior Notes’ means any unsecured senior, senior subordinated or convertible notes issued by the Borrower under Section 9.02(f).

‘Utilization Percentage’ means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures on such day, and the denominator of which is the total Commitments in effect on such day.”.

(b) deleting the following defined terms: “Additional 2018 Notes”, “Existing 2018 Notes”, “Existing 2018 Notes Indenture”, “Existing Senior Notes” and “Permitted Additional Senior Notes”.

2.2 Amendments to Section 1.02. The definition of “Borrowing Base Utilization Percentage is hereby deleted in its entirety and replacing it in each instance of its use with the defined term “Utilization Percentage”.

2.3 Amendment to Section 2.03. Section 2.03 is hereby amended by deleting the penultimate sentence thereof and replacing it with the following:

“Each Borrowing Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the least of the Aggregate Maximum Credit Amounts, the Aggregate Elected Commitment Amount and the then effective Borrowing Base).”

2.4 Amendment to Section 2.03(v). Section 2.03(v) is hereby amended by deleting such Section in its entirety and replacing it with the following

“ (v) the amount of the then effective Borrowing Base, the Aggregate Elected Commitment Amount and the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing); and”.

2.5 Amendment to Section 2.07(e). Section 2.07(e) is hereby amended by deleting the term “Permitted Additional Senior Notes” in each instance of its use and replacing it with the term “Senior Notes”.

2.6 Amendment to Article II. Article II is hereby amended by adding the following Section 2.07A after Section 2.07:

“Section 2.07A Optional Modifications of Aggregate Elected Commitment Amount.

(a) Establishment of Aggregate Elected Commitment Amount. Within the three Business Day period following its receipt of the New Borrowing Base Notice as a result of a Scheduled Redetermination or Interim Redetermination, as applicable, the Borrower shall provide written notice to the Administrative Agent and the Lenders that specifies for the period from the effective date of the New Borrowing Base Notice until the earliest of the next succeeding Scheduled Redetermination Date or Interim Redetermination Date the amount it requests that the Lenders provide as the Aggregate Elected Commitment Amount in accordance with the following procedure:

(i) if the amount of the Aggregate Elected Commitment Amount is unchanged, then each Lender’s Elected Commitment Amount will remain unchanged;

(ii) if the amount of the Aggregate Elected Commitment Amount is to decrease, then each Lender’s Elected Commitment Amount will be decreased ratably in accordance with its Applicable Percentage of the reduction; and

(iii) if the amount of the Aggregate Elected Commitment Amount is to increase, then any increase will be effected in accordance with Section 2.07A(b).

(b) Optional Increase of Aggregate Elected Commitment Amount.

(i) In addition to any increase in the Aggregate Elected Commitment Amount pursuant to Section 2.07A(a), and subject to the conditions set forth in Section 2.07A(b)(ii), the Borrower may increase the Aggregate Elected Commitment Amount then in effect by increasing the Elected Commitment Amount of any one or more Lenders and/or by causing a Person that is reasonably acceptable to the Administrative Agent that at such time is not a Lender to become a Lender (an “Additional Lender”).

(ii) Any increase in the Aggregate Elected Commitment Amount shall be subject to the following additional conditions:

(A) such increase shall not (i) result in the Aggregate Elected Commitment Amount or the total Revolving Credit Exposure exceeding the Borrowing Base then in effect and (ii) if not in connection with any Scheduled Redetermination or Interim Redetermination, be less than $25,000,000 unless such increase is equal to the remaining difference between the Aggregate Elected Commitment Amount and the Borrowing Base then in effect;

(B) following any Scheduled Redetermination Date or Interim Redetermination Date, the Borrower may not increase the Aggregate Elected Commitment Amount more than once before the next Scheduled Redetermination Date or Interim Redetermination Date, as applicable;

(C) no Default shall have occurred and be continuing on the effective date of such increase;

(D) on the effective date of such increase, if any Eurodollar Borrowings are outstanding, then (i) the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings, (ii) the Lenders shall each take a ratable share of such increase or (iii) the Borrower shall pay compensation required by Section 5.02;

(E) no Lender’s Elected Commitment Amount may be increased without the consent of such Lender;

(F) if the Borrower elects to increase the Aggregate Elected Commitment Amount by increasing the Elected Commitment Amount of a Lender, then (1) the Borrower and such Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit I-1 (an “Elected Commitment Amount Increase Agreement”); and (2) the Borrower shall (i) if requested by such Lender, deliver a Note payable to such Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed (if its Maximum Credit Amount has also increased) and (ii) pay any fees as may have been agreed to between the Borrower, such Lender and/or the Administrative Agent; and

(G) if the Borrower elects to increase the Aggregate Elected Commitment Amount by causing an Additional Lender to become a party to this Agreement, then (1) the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit I-2 (an “Additional Lender Agreement”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500; and (2) the Borrower shall (i) if requested by such Lender, deliver a Note payable to such Additional Lender in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (ii) pay any fees as may have been agreed to between the Borrower, the Additional Lender and/or the Administrative Agent.

(iii) Subject to acceptance and recording thereof pursuant to Section 2.07A(b)(iv), from and after the effective date specified in the Elected Commitment Amount Increase Agreement or the Additional Lender Agreement: (A) the amount of the Aggregate Elected Commitment Amount shall be increased as set forth therein, and (B) in the case of an Additional Lender Agreement, any Additional Lender party thereto shall be a party to this Agreement and have the rights and obligations of a Lender under this Agreement and the other Loan

Documents. In addition, the Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests in Letters of Credit) after giving effect to the increase in the Aggregate Elected Commitment Amount.

(iv) Upon its receipt of a duly completed Elected Commitment Amount Increase Agreement or an Additional Lender Agreement, executed by the Borrower and the Lender or by the Borrower and the Additional Lender party thereto, as applicable, the processing and recording fee referred to in Section 2.07A(b)(ii) and the Administrative Questionnaire referred to in Section 2.07A(b)(ii), if applicable, the Administrative Agent shall accept such Elected Commitment Amount Increase Agreement or Additional Lender Agreement and record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv). No increase in the Aggregate Elected Commitment Amount shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.07A(b)(iv).

(v) Upon any increase in the Aggregate Elected Commitment Amount pursuant to this Section 2.07A(b), (A) each Lender’s Maximum Credit Amount shall be automatically deemed amended to the extent necessary so that each such Lender’s Applicable Percentage equals the percentage of the Aggregate Elected Commitment Amount represented by such Lender’s Elected Commitment Amount, in each case after giving effect to such increase, and (B) Annex I to this Agreement shall be deemed amended to reflect the Maximum Credit Amount and Elected Commitment Amount of each Lender (including any Additional Lender) as thereby amended and any resulting changes in the Lenders’ Applicable Percentages.

(vi) In the event that any Lender’s Maximum Credit Amount increases or decreases as a result of the foregoing clause (v), if requested, the Borrower shall deliver or cause to be delivered, to the extent such Lender is then holding a Note, on the effective date of such increase or decrease, a new Note payable to such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed.

(c) Optional Reduction of Aggregate Elected Commitment Amount.

(i) The Borrower may at any time reduce the Aggregate Elected Commitment Amount; provided that (A) each reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Elected Commitment Amount unless, after giving effect to any concurrent prepayment of the Loans, the total Revolving Credit Exposures would not exceed the total Commitments.

(ii) The Borrower shall notify the Administrative Agent of any election to reduce the Aggregate Elected Commitment Amount under Section 2.07A(c)(i) at least three Business Days prior to the effective date of such reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.07A(c)(ii) shall be irrevocable. Each reduction of the Aggregate Elected Commitment Amount shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.

2.7 Amendment to Section 2.08. Section 2.08 is hereby amended by deleting the second paragraph thereof and replacing it with the following:

“Each such notice shall constitute a representation that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the total Commitments (i.e. the least of the Aggregate Maximum Credit Amounts, the Aggregate Elected Commitment Amounts and the then effective Borrowing Base).”

2.8 Amendment to Section 3.04(c)(i). Section 3.04(c)(i) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts or Aggregate Elected Commitment Amount pursuant to Section 2.06(b) or Section 2.07A, the total Revolving Credit Exposures exceeds the total Commitments, then the Borrower shall immediately (and in any event on the Business Day of such termination or reduction) (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).”

2.9 Amendment to Section 3.04(c)(iii). Section 3.04(c)(iii) is hereby amended by deleting the term “Permitted Additional Senior Notes” and replacing it with the term “Senior Notes”.

2.10 Amendment to Section 3.05. Section 3.05 is hereby amended by adding subparagraph (d) to the end thereof:

“(d) Elected Commitment Amount Increase Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender then party to this Agreement, ratably in accordance with its Applicable Percentage, an Elected Commitment Amount increase fee to be agreed by the Lenders and the Borrower on the amount of any increase of the Aggregate Elected Commitment Amount over the highest Aggregate Elected Commitment Amount previously in effect, payable on the effective date of any such increase to the Aggregate Elected Commitment Amount.”

2.11 Amendment to Section 5.01(b). Section 5.01(b) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Capital Requirements. If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.”

2.12 Amendment to Section 8.01(j). Section 8.01(j) is hereby amended by deleting the term “Permitted Additional Senior Notes” in each instance of its use and replacing it with the term “Senior Notes”.

2.13 Amendment to Section 9.02. Section 9.02 is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 9.02 Debt. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, incur, create, assume or suffer to exist any Debt, except:

(a) The Loans and any other Obligations and any guaranty of or suretyship arrangement in respect thereof.

(b) Debt of the Borrower and the Credit Parties existing on October 7, 2014 that is reflected in the financial statements of the Borrower and its consolidated Subsidiaries delivered pursuant to Section 8.01(b) for the fiscal quarter ended June 30, 2014 or in Schedule 9.02, and any Permitted Refinancing Debt in respect thereof.

(c) Debt associated with bonds or surety obligations (i) required in connection with self-insurance or the performance of contracts, (ii) required by Governmental Requirements in connection with the operation of the Oil and Gas Properties or (iii) required in connection with the enforcement of rights or claims of the Borrower or any of the Restricted Subsidiaries or in connection with the appeal of judgments that do not result in a Default or an Event of Default.

(d) Intercompany Debt between the Borrower and any Restricted Subsidiary or between Restricted Subsidiaries to the extent permitted by Section 9.05(g); provided that such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than the Borrower or any of the Restricted Subsidiaries, and, provided further, that any such Debt for borrowed money owed by a Credit Party to a non-Credit Party shall be subordinated to the Obligations on terms set forth in the Guaranty Agreement.

(e) Endorsements of negotiable instruments for collection in the ordinary course of business.

(f) Senior Notes issued by the Borrower and any guarantees of such Debt by the Borrower or any other Guarantor, provided that (i) at the time of incurring such Debt (A) no Default has occurred and is then continuing and (B) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), (ii) such Debt does not have any scheduled amortization prior to 91 days after the Maturity Date, (iii) such Debt does not mature sooner than 91 days after the Maturity Date, (iv) the covenants applicable to such Debt are not materially more onerous, taken as a whole, than the covenants applicable to the Loans, (v) the Borrowing Base is reduced pursuant to Section 2.07(e) and prepayment is made to the extent required by Section 3.04(c)(iii), and (vi) after giving pro forma effect to the issuance of such Debt the Borrower is in compliance with Section 9.01.

(g) Debt under Capital Leases and Debt secured by Liens permitted under Section 9.03(d) in an aggregate principal amount at any time not to exceed $20,000,000.

(h) Debt in the form of guaranties by the Borrower or any of the Restricted Subsidiaries of Debt of (i) the Borrower or any of the Restricted Subsidiaries permitted under this Section 9.02 and (ii) other Subsidiaries to the extent an Investment would be permitted under Section 9.05(g)(iv) or Section 9.05(q).

(i) Debt owed to insurance companies for premiums on policies required by Section 8.06.

(j) Other Debt not to exceed $25,000,000 (measured as of the date of incurrence) in the aggregate at any one time outstanding.”

2.14 Amendment to Section 9.05(g). Section 9.05(g) is hereby amended by deleting the phrase “Section 9.02(h)(B)” and replacing it with the phrase “Section 9.02(h)(ii)”.

2.15 Amendment to Section 12.04(b)(iv). Section 12.04(b)(iv) is hereby amended by inserting the phrase “and Elected Commitment Amount” after the phrase “Maximum Credit Amount” therein.

2.16 Amendment to Annex I. Annex I is hereby amended by deleting such Annex in its entirety and replacing it with Annex I attached hereto.

2.17 Amendment to Credit Agreement Exhibits. The Exhibits to the Credit Agreement are hereby amended by adding Exhibits I-1 and I-2 attached hereto.

Section 3. Borrowing Base. From and after the Fifth Amendment Effective Date, the Borrowing Base shall be, and hereby is, equal to the amount of $675,000,000, which Borrowing Base shall remain in effect until the next Scheduled Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.12(c) or Section 9.11. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute a Scheduled Redetermination. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.

Section 4. Conditions Precedent. This Fifth Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Fifth Amendment Effective Date”):

4.1 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Fifth Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.2 The Administrative Agent shall have received from all of the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Person.

4.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fifth Amendment.

4.4 The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require in connection with the transactions contemplated hereby.

The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Fifth Amendment; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Fifth Amendment:

(i) all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and

(ii) no Default or Event of Default has occurred and is continuing.

5.3 Loan Document. This Fifth Amendment is a Loan Document.

5.4 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.7 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.8 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:		CARRIZO OIL & GAS, INC.

	By:	/s/ David L. Pitts
David L. Pitts
Vice President and Chief Financial Officer

GUARANTORS:		BANDELIER PIPELINE HOLDING, LLC,
CARRIZO (EAGLE FORD) LLC,
CARRIZO (MARCELLUS) LLC,
CARRIZO (MARCELLUS) WV LLC,
CARRIZO MARCELLUS HOLDING INC.,
CARRIZO (NIOBRARA) LLC,
CARRIZO (UTICA) LLC,
CLLR, INC.,
HONDO PIPELINE, INC.,
And
MESCALERO PIPELINE, LLC,

	By:	/s/ David L. Pitts
David L. Pitts
Vice President

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Collin Mayer
	Name:	Collin Mayer
	Title:	Assistant Vice President

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Ting Lee
Name:	Ting LEE
Title:	Managing Director

By:	/s/ Nimisha Srivastav
Name:	Nimisha SRIVASTAV
Title:	Vice President

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr
Name:	Mark Lumpkin, Jr
Title:	Authorized Signatory

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

CAPITAL ONE, N.A., as a Lender

By:	/s/ Robert James
Name:	Robert James
Title:	Vice President

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

REGIONS BANK, as a Lender

By:	/s/ Daniel G. Steele
Name:	Daniel G. Steele
Title:	Senior Vice President

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A., as a Lender

By:	/s/ Stacy A. Goldstein
Name:	Stacy A. Goldstein
Title:	Vice President

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

SOCIETE GENERALE, as a Lender

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Managing Director

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

By:	/s/ Lingzi Huang
Name:	Lingzi Huang
Title:	Authorized Signatory

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Elizabeth Reinke
Name:	Elizabeth Reinke
Title:	Portfolio Manager

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

IBERIABANK, as a Lender

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Executive Vice President

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

Signature Page to Fifth Amendment

Carrizo Oil & Gas, Inc.

ANNEX I

LIST OF APPLICABLE PERCENTAGES, MAXIMUM CREDIT AMOUNTS AND

ELECTED COMMITMENT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment Amount
Wells Fargo Bank, National Association	11.3%	$113,207,547.18	$66,226,415.07
Capital One, N.A.	10.4%	$103,773,584.91	$60,707,547.17
Compass Bank	10.4%	$103,773,584.91	$60,707,547.17
Credit Agricole Corporate and Investment Bank	10.4%	$103,773,584.91	$60,707,547.17
Royal Bank of Canada	10.4%	$103,773,584.91	$60,707,547.17
Credit Suisse AG, Cayman Islands Branch	7.5%	$75,471,698.11	$44,150,943.40
Regions Bank	7.5%	$75,471,698.11	$44,150,943.40
Societe Generale	7.5%	$75,471,698.11	$44,150,943.40
MUFG Union Bank, N.A. f/k/a Union Bank, N.A.	7.5%	$75,471,698.11	$44,150,943.40
Associated Bank, N.A.	5.7%	$56,603,773.58	$33,113,207.55
Iberiabank	5.7%	$56,603,773.58	$33,113,207.55
KeyBank National Association	5.7%	$56,603,773.58	$33,113,207.55
TOTAL	100.00%	$1,000,000,000.00	$585,000,000.00

Annex I - 1

EXHIBIT I-1

FORM OF ELECTED COMMITMENT AMOUNT INCREASE AGREEMENT

THIS ELECTED COMMITMENT AMOUNT INCREASE AGREEMENT (this “Agreement”) dated as of [            ], is between [Insert name of Exercising Lender] (the “Exercising Lender”) and Carrizo Oil & Gas, Inc. (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.

R E C I T A L S

A. The Borrower, Wells Fargo Bank, National Association, as the Administrative Agent and the other Agents and certain Lenders have entered into that certain Credit Agreement dated as of January 27, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, pursuant to Section 2.07A(b) of the Credit Agreement, that the Aggregate Elected Commitment Amount be increased by an additional $[—] to a total of $[—] and that the Elected Commitment Amount of the Exercising Lender be increased by an additional $[—] to a total of $[—].

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Elected Commitment Amount Increase.

(a) Pursuant to Section 2.07A(b) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.04 hereof, the Exercising Lender’s Elected Commitment Amount is hereby increased from $[—] to $[—].

(b) Annex I of the Credit Agreement is hereby amended to reflect the increase in the Exercising Lender’s Elected Commitment Amount contemplated hereby.

Section 1.02 Agreements. The Exercising Lender hereby agrees that (i) it has heretofore and will continue to hereafter, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.07A(b) of the Credit Agreement).

Section 1.03 Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.

Exhibit I-1 - 1

Section 1.04 Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.07A(b) of the Credit Agreement.

Section 1.05 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.06 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

Section 1.07 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 1.08 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement.

Section 1.09 Loan Document. This Agreement is a Loan Document.

[Signature Page Follows]

Exhibit I-1 - 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Carrizo Oil & Gas, Inc., as the Borrower

By:
Name:
Title:

[Exercising Lender], as a Lender

By:
Name:
Title:

Acknowledged and accepted by:

Wells Fargo Bank, National Association, as Administrative Agent

By:
Name:
Title:

Exhibit I-1 - 3

EXHIBIT I-2

FORM OF ADDITIONAL LENDER AGREEMENT

THIS ADDITIONAL LENDER AGREEMENT (this “Agreement”) dated as of [—], is between [Insert name of Additional Lender] (the “Additional Lender”) and Carrizo Oil & Gas, Inc. (“Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.

R E C I T A L S

A. The Borrower, Wells Fargo Bank, National Association, as the Administrative Agent and the other Agents and certain Lenders have entered into that certain Credit Agreement dated as of January 27, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, pursuant to Section 2.07A(b) of the Credit Agreement, that the Aggregate Elected Commitment Amount be increased by an additional $[—] to a total of $[—] and that the Additional Lender’s Maximum Credit Amount of $[—] and Elected Commitment Amount $[—] be established hereby.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Additional Lender.

(a) Pursuant to Section 2.07A(b) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.04 hereof, the Additional Lender shall hereby (i) become a Lender under, and for all purposes of, the Credit Agreement with a Maximum Credit Amount of $[—] and an Elected Commitment Amount of $[—] and (ii) have all of the rights and obligations of a Lender under the Credit Agreement.

(b) Annex I of the Credit Agreement is hereby amended to reflect the establishment of the Additional Lender’s Maximum Credit Amount and Elected Commitment Amount as contemplated hereby.

Section 1.02 Agreements. The Exercising Lender hereby agrees that (i) it has heretofore and will continue to hereafter, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.07A(b) of the Credit Agreement).

Section 1.03 Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.

Exhibit I-2 - 1

Section 1.04 Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.07A(b) of the Credit Agreement.

Section 1.05 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.06 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE TEXAS.

Section 1.07 Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 1.08 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement; provided that all communications and notices hereunder to each Additional Lender shall be given to it at the address set forth in its Administrative Questionnaire.

Section 1.09 Loan Document. This Agreement is a Loan Document.

[Signature Page Follows]

Exhibit I-2 - 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CARRIZO OIL & GAS, INC., as the Borrower

By:
Name:
Title:

[Additional Lender], as the Additional Lender

By:
Name:
Title:

[Consented to and]
Acknowledged and Accepted by:

Wells Fargo Bank, National Association, as Administrative Agent

By:
Name:
Title:

Exhibit I-2 - 3